UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                               --------------

                                  FORM 8-K
                               --------------

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): February 21, 2007


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
-----------------------------------

     On February 21, 2007, Ashland Inc. will include the information contained in exhibits 99.1-99.14, and graphic images thereof, on the "Investor Center" section of its website located at www.ashland.com, or in employee communications.

     Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits 99.1-99.14 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01. Financial Statements and Exhibits

   (d)   Exhibits

  99.1 Website data concerning Ashland Distribution's sales per shipping day

  99.2   Website data concerning Ashland Distribution's revenue

  99.3   Website data concerning Ashland Distribution's gross profit

  99.4 Website data concerning Ashland Performance Materials' average sales per shipping day

  99.5   Website data concerning Ashland Performance Materials' revenue

  99.6 Website data concerning Ashland Performance Materials' gross profit

  99.7 Website data concerning Ashland Water Technologies' average sales per shipping day

  99.8   Website data concerning Ashland Water Technologies' revenue

  99.9   Website data concerning Ashland Water Technologies' gross profit

  99.10  Website data concerning Valvoline's premium oil sales

  99.11  Website data concerning Valvoline's revenue

  99.12  Website data concerning Valvoline's gross profit

  99.13  Website data concerning Valvoline's lubricant gallons

  99.14 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)


February 21, 2007                 /s/ J. Marvin Quin
                                -------------------------------------------
                                 J. Marvin Quin
                                 Senior Vice President
                                 and Chief Financial Officer

                               EXHIBIT INDEX

99.1 Website data concerning Ashland Distribution's sales per shipping day

99.2   Website data concerning Ashland Distribution's revenue

99.3   Website data concerning Ashland Distribution's gross profit

99.4 Website data concerning Ashland Performance Materials' average sales per shipping day

99.5   Website data concerning Ashland Performance Materials' revenue

99.6   Website data concerning Ashland Performance Materials' gross profit

99.7 Website data concerning Ashland Water Technologies' average sales per shipping day

99.8   Website data concerning Ashland Water Technologies' revenue

99.9   Website data concerning Ashland Water Technologies' gross profit

99.10  Website data concerning Valvoline's premium oil sales

99.11  Website data concerning Valvoline's revenue

99.12  Website data concerning Valvoline's gross profit

99.13  Website data concerning Valvoline's lubricant gallons

99.14 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales